UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 24, 2013

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 24, 2013, Jean Manas, a member of the Board of Directors of Sanmina Corporation (the “Company”), notified the Company of his retirement from the Board, effective immediately.

The press release issued by the Company on July 26, 2013 announcing Mr. Manas’ retirement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on July 26, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Robert K. Eulau
Robert K. Eulau
Executive Vice President and Chief Financial Officer

Date: July 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on July 26, 2013